MET INVESTORS SERIES TRUST



       SUPPLEMENT DATED AUGUST 31, 2004 TO PROSPECTUSES DATED MAY 1, 2004




This Supplement is made as of August 31, 2004 to the Prospectus of Met Investors Series Trust ("Trust") dated May 1, 2004

     On August 19, 2004, the Board of Trustees of Met Investors Series Trust approved proposals to reorganize the following portfolios of the Trust into the following described portfolios of the Trust or into a portfolio of the Metropolitan Series Fund ("MSF"):



Current Portfolio                                             Successor Portfolio


1.  J.P. Morgan Quality Bond Portfolio                        PIMCO Total Return Portfolio of the Trust

2.  J.P. Morgan Select Equity Portfolio                       Capital Guardian U.S. Equity Portfolio of
                                                              MSF

3.  Met/Putnam Research Portfolio                             Oppenheimer Capital Appreciation Portfolio
                                                              of the Trust



Each of the Successor Portfolios has investment objectives, strategies and risks similar to the Current Portfolios.

If the shareholders of a Current Portfolio approve the proposal, the Current Portfolio will liquidate by transferring substantially all of its assets to the Successor Portfolio. Shareholders of a Current Portfolio will receive shares of the related Successor Portfolio equal in value to their shares of the Current Portfolio as of the date of the reorganization, which is proposed to take place on or about November 22, 2004. Shareholders of record of a Current Portfolio as of August 31, 2004 are scheduled to vote on the proposal at a special meeting of shareholders to be held on November 12, 2004. Shareholders of record of a Current Portfolio as of August 31, 2004 will be mailed information detailing the proposal on or about October 1, 2004.

Date:  August 31, 2004